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                                                              EXHIBIT 4.1

                        SPECIMEN COMMON STOCK CERTIFICATE


       The common stock certificate indicates that the corporation is incorporated under the laws of the State of Delaware, the par value of the shares is $.001 and that the shares are denominated Common Stock. The certificate further lists the CUSIP number. The certificate states that the shares are fully paid and non-assessable shares, and the certficate bears the seal of the corporation along with the signatures of the president and the secretary of the corporation.

       The reverse side of the certificate is as follows:


                          Aronex Pharmacueticals, Inc.

     The Company will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of the Company, as well as the qualifications, limitations and restrictions of relating to those preferences and/or rights. A stockholder may make the request to the Company or to its Transfer Agent and Registrar.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM        --       as tenants in common
     TEN ENT        --       as tenants by the entireties
     JT TEN         --       as joint tenants with right of survivorship and not
                             as  tenants in common

     UNIF GIFT MIN ACT -- _____________ Custodian _______________
                             (Cust)                   (Minor)
                    under Uniform Gift to Minors Act ______________________
                                                            (State)

    Additional abbreviations may also be used though not in the above list.





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For Value Received___________________
________________________________________________   hereby   sell,   assign   and
transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ----------------------------------------------------------------------

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[PLEASE  PRINT  OR  TYPEWRITE  NAME AND  ADDRESS  INCLUDING  POSTAL  ZIP CODE OF
ASSIGNEE]

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Shares Shares of the Stock represented by the within Certificate,  and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises



Dated _________________________

NOTICE: The signatures to this Assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alternation or enlargement or any change whatever.


                                   [SIGNATURE]


                                   [SIGNATURE]